Supplement to Prospectus
HC Strategic Shares
Dated November 1, 2010
As Supplemented January 25, 2011
HC Capital Trust
The date of this Supplement is July 13, 2011
The Value Equity Portfolio:
1.	The following replaces the second paragraph under “AllianceBernstein L.P.” in the “Specialist Manager Guide” on page 71 of the Prospectus:
For its services under this Agreement with respect to the portion of the Portfolio allocated to AllianceBernstein from time to time (the “AllianceBernstein Account”), AllianceBernstein shall receive a fee calculated at an annual rate and payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million one year following the initial funded value of the AllianceBernstein Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of: (a) the net assets in the AllianceBernstein Account; and (b) the net assets of The Institutional Value Equity Portfolio managed by AllianceBernstein, and (c) other assets managed by AllianceBernstein, for certain other clients of the Adviser managed by AllianceBernstein within the same strategy. Pursuant to a Fee Waiver Agreement dated October 16, 2009 and the Amendments to the Fee Waiver Agreement dated December 16, 2010 and June 30, 2011, AllianceBernstein has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the Combined Assets, for the period October 1, 2009 to September 30, 2011 and it will waive that portion of the fee to which it is entitled that exceeds 0.31% of the Portfolio’s average daily net asset value of the Combined Assets for the period from October 1, 2011 through September 30, 2012. During the fiscal year ended June 30, 2010 AllianceBernstein received fees of 0.25% of the average daily net assets of that portion of The Value Equity Portfolio allocated to AllianceBernstein.
The Small Capitalization Equity Portfolio: (From the Supplement filed on June 6, 2011)
1.	The following replaces the “Annual Operating Expenses” table and example found on page 10 of the Prospectus:
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on allocations as of June 30, 2010, see “Advisory Services — Specialist Managers”)	0.74%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.86%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061
2.	The following replaces the “Investment Subadvisers” section on page 13 of the Prospectus:
Supplement to Prospectus for HC Capital Trust

Cupps Capital Management, LLC (“Cupps”), Frontier Capital Management Company, LLC (“Frontier”), IronBridge Capital Management LP (“IronBridge”), Pzena Investment Management, LLC (“Pzena”) and SSgA FM are the Specialist Managers for the Portfolio.
3.	The following supplements the “Portfolio Managers” section on page 13 of the Prospectus:
Cupps: Andrew S. Cupps has not yet begun providing investment management services to the Portfolio.
4.	The following supplements the “Specialist Managers” section under “The Small Capitalization Equity Portfolio” on page 44 of the Prospectus:

The Cupps Investment Selection Process	Cupps Capital Management, LLC (“Cupps”) has an investment philosophy maintaining that earnings growth is the primary variable driving intermediate and long term stock performance and Cupps therefore focuses on companies it believes are poised to experience high or improving rates of earnings growth. Cupps uses a proprietary investment framework to evaluate the attractiveness of stocks. Cupps’s investment approach begins with fundamental analysis to determine valuation and then considers four additional perspectives that include both fundamental and technical disciplines, to generate an overall opinion of a stock’s attractiveness. Sell decisions, like buy decisions, take into account these same perspectives. If a company’s financial results fall significantly off its projected growth path, either in terms of product sales or market development, or if the company loses significant competitive advantage, or if the stock demonstrates poor technical behavior, positions will most likely be reduced or eliminated entirely.
5.	The following replaces the fifth paragraph with respect to “The Small Capitalization Equity Portfolio” under “More Information About Fund Investments and Risks on page 62 of the Prospectus:
The Small Capitalization Equity Portfolio — The Portfolio is managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2010 of 17% Cupps, 24% IronBridge, 22% Frontier, 20% SSgA FM and 17% Pzena.
6.	The following supplements the “Specialist Manager Guide” beginning on page 71 of the Prospectus:
Cupps Capital Management, LLC (“Cupps”) serves as a Specialist Manager for The Small Capitalization Equity Portfolio. For its services to The Small Capitalization Equity Portfolio, Cupps receives a fee based on the average daily net asset value of that portion of the Portfolio allocated to it, at an annual rate of 0.85%. As of December 31, 2010, Cupps had total assets under management of approximately $584 million in assets.
Cupps, the principal offices of which are located at 300 North LaSalle Boulevard, Suite 5425, Chicago, Illinois 60654, was established in 2000 as a Delaware limited liability company and is a registered investment adviser. Andrew S. Cupps is responsible for making the day-to-day investment decisions for the portion of the Portfolio assets assigned to Cupps. Mr. Cupps founded Cupps and has been its President and Chief Investment Officer since the firm’s inception in 2000. He is responsible for the research agenda of the firm’s investment team and has analyst responsibilities within the healthcare and technology sectors. Mr. Cupps attended Harvard University where he studied economics and graduated cum laude in 1992.
The Real Estate Securities Portfolio: (From the Supplement filed on March 17, 2011) Effective April 1, 2011, James P. Hoffmann will no longer serve as a portfolio manager to The Real Estate Securities Portfolio managed by Wellington Management Company, LLP.
The Commodity Related Securities Portfolio: (From the Supplement filed on February 7, 2011)
1.	The following replaces the section of the Prospectus with respect to Pacific Investment Management Company LLC (“PIMCO”) under the “Portfolio Managers” section on page 22 of the Prospectus:
Supplement to Prospectus for HC Capital Trust

PIMCO: Nicholas Johnson has managed the portion of the Portfolio allocated to PIMCO since June, 2010.
2.	The following replaces the second paragraph under “Pacific Investment Management Company LLC” of the “Specialist Manager Guide” on page 75 of the Prospectus:
For its services to the Commodity Related Securities Portfolio, PIMCO receives and annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. PIMCO became a Specialist Manager to The Commodity Related Securities Portfolio during the most recent fiscal year. Nicholas Johnson is responsible for the day-to-day management of that portion of the Portfolio allocated to PIMCO. Mr. Johnson is a senior vice president and portfolio manager in the Newport Beach office. He joined PIMCO in 2004 and previously managed the portfolio analyst group. Prior to joining PIMCO, he worked at NASA’s Jet Propulsion Laboratory, developing Mars missions and new methods of autonomous navigation. He has six years of investment experience and holds a master’s degree in financial mathematics from the University of Chicago and an undergraduate degree from California Polytechnic State University.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for HC Capital Trust